Exhibit 99.2

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	) )	ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE
)
Plaintiff,	)
)
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
– and –)
)
COSTCO WHOLESALE CORPORATION, a Washington corporation,	) )
)
Nominal Defendant.	)
)

ORDER PRELIMINARILY APPROVING	ROBBINS GELLER RUDMAN & DOWD LLP
SETTLEMENT (2:08-cv-01450-TSZ)	655 West Broadway, Suite 1900, San Diego, CA 92101
Telephone: (619) 231-1058 • Fax: (619) 231-7423

WHEREAS, the Plaintiffs, the Defendants and nominal party Costco Wholesale Corporation (“Costco”) have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (“Action”), in accordance with a Stipulation of Settlement dated December 20, 2010 and the exhibits thereto (the “Stipulation”), and (ii) approving for distribution of the Notice of Proposed Settlement;

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Defendants and Costco; and (b) an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court has considered the Stipulation and the Exhibits annexed thereto:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Defendants; (b) release, relinquishment, and discharge of all Released Claims (including Unknown Claims); (c) an injunction against the commencement, institution or prosecution against any Released Persons of any Released Claims; and (d) an award of attorneys’ fees and costs to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation.

2. A hearing (the “Settlement Hearing”) shall be held before this Court on June 10, 2011 at 1:30 p.m. in Courtroom 15206 of the United States District Court, Western District of Washington at Seattle, U.S. Courthouse, 700 Stewart Street , Seattle, WA 98101, to:

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

(a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Costco and current Costco shareholders;

(b) consider whether to enter an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice; (ii) providing that as among the Plaintiffs, on the one hand, and the Defendants, and Costco, on the other hand, the Parties shall bear their own fees and costs (except as expressly stated otherwise in the Stipulation), (iii) releasing and enjoining prosecution of any and all Released Claims, and (iv) approving an award of attorneys’ fees to Plaintiffs’ Counsel; and

(c) hear such other matters as the Court may deem necessary and appropriate.

3. The Court approves, as to form and content, the Notice of Settlement and Summary Notice of Settlement annexed as Exhibits A-1 and A-2 hereto, respectively, and finds that the distribution of such Notices and publication of the Stipulation substantially in the manner and form set forth in Section IV(C)(1) of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, are the best notice practicable under the circumstances, and constitute due and sufficient notice of the fact and terms of the Settlement to all Persons entitled to such notice.

4. Not later than ten (10) days following entry of this Order, Costco shall post a link to the Stipulation and Notice of Settlement, substantially in the form annexed as Exhibit A-1 hereto, on its website.

5. Not later than ten (10) days following entry of this Order, Costco shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

6. Not later than ten (10) days following entry of this Order, Costco shall cause a copy of the Summary Notice of Settlement substantially in the form annexed as Exhibit A-2 hereto to be published once in Investor’s Business Daily or a similar nationally-circulated business publication.

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

7. All costs incurred in the filing and publication of the Notices of Settlement shall be paid by Costco and Costco shall undertake all administrative responsibility for filing and publication of the Notice.

8. At least fourteen (14) days prior to the Settlement Hearing, Costco’s counsel shall serve on counsel for all Parties and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice of Settlement.

9. All current Costco shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to such shareholders.

10. Pending final determination of whether the Settlement should be approved, no current Costco shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing, and all reply memoranda in support of such motion shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

12. Any current record holders and beneficial owners of common stock of Costco as of December 20, 2010 may appear at the Settlement Hearing and attempt to show cause why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Costco shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail, postmarked no later than May 24, 2011) (a) appropriate proof that such person was, as of December 20, 2010, a

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

record or beneficial owner of Costco, and (b) written objections to the Settlement, including the basis therefore, and copies of any papers and briefs in support thereof:

Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Costco Wholesale Corporation

Stellman Keehnel

DLA PIPER LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, WA 98104-7044

Counsel for Defendants James D. Sinegal, Richard A. Galanti, Jeffrey H. Brotman, Richard D. DiCerchio and David S. Petterson

David F. Taylor

PERKINS COIE LLP

1201 Third Avenue

Seattle, WA 98101

Counsel for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger, and Benjamin S. Carson, Sr.

Joseph D. Lee

MUNGER, TOLLES & OLSON LLP

355 South Grand Avenue, 35th Floor

Los Angeles, CA 90071-4560

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Clerk of the Court

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON AT SEATTLE

U.S. Courthouse

700 Stewart Street, Suite 2310

Seattle, WA 98101

Any Costco shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

13. Any responses to objections to the Settlement or fee request shall be filed with the Court at least seven (7) days before the hearing.

14. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties as a concession or admission of, or any evidence of, any fault, wrongdoing or liability of any of the Parties or of the validity of any Released Claims, or (b) is intended by the Parties to be offered or received as evidence, or otherwise used by, any other Person in any other actions or proceedings, whether civil, criminal or administrative; provided, however, that (i) the Released Persons and Costco may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and (ii) any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

15. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Costco shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be ordered or agreed to by the Parties, if appropriate, without further notice to the current Costco shareholders.

16. In the event the Court does not approve the Settlement, or for any reason the parties fail to obtain a Final Judgment as contemplated in the Settlement, or the Settlement is terminated pursuant to its terms for any reason, then the following shall apply:

(a) All Orders and findings entered in connection with the Settlement shall become null and void and have no further force and effect, shall not be used or referred to for any purposes whatsoever, and shall not be admissible or discoverable in any other proceeding;

(b) Nothing contained in this Order is, or may be construed as, any admission or concession by or against any of the parties on any point of fact or law; and

(c) Nothing in this Order or pertaining to the Settlement shall be used as evidence in any further proceedings in this case.

IT IS SO ORDERED.

Date this 28th day of February, 2011.

/s/ Thomas S. Zilly
Thomas S. Zilly
United States District Judge

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Presented by:

ROBBINS GELLER RUDMAN & DOWD LLP

TRAVIS E. DOWNS III

JAMES I. JACONETTE (Admitted Pro Hac Vice)

ELLEN GUSIKOFF STEWART (Admitted Pro Hac Vice)

s/ Ellen Gusikoff Stewart
ELLEN GUSIKOFF STEWART

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Telephone: 619/231-1058

619/231-7423 (fax)

E-mail: elleng@rgrdlaw.com

ROBBINS GELLER RUDMAN & DOWD LLP

SHAWN A. WILLIAMS

JOHN K. GRANT

CHRISTOPHER M. WOOD

Post Montgomery Center

One Montgomery Street, Suite 1800

San Francisco, CA 94104

Telephone: 415/288-4545

415/288-4534 (fax)

Lead Counsel for Plaintiffs

ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423